PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                FRANKLIN FINANCIAL SERVICES CORPORATION


          (Name of Registrant as Specified in its Charter)


_________________________________________________________________
             (Name of Person(s) Filing Proxy Statement
                    if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction
             applies:

_________________________________________________________________

       2) Aggregate number of securities to which transaction applies:

_________________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth
             the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________________

       4)    Proposed maximum aggregate value of transaction:

_________________________________________________________________


       5)    Total fee paid:

_________________________________________________________________


       [ ]   Fee paid previously with preliminary materials.


       [ ]   Check box if any part of the fee is offset as
provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:
             ________________________________________________

       2)    Form, Schedule or Registration Statement No.:
             ________________________________________________

       3)    Filing Party:
             ________________________________________________

       4)    Date Filed:
             ________________________________________________

                        FRANKLIN FINANCIAL SERVICES CORPORATION

                                 20 South Main Street
                                      P. O. Box T
                             Chambersburg, PA  17201-0819
                                     (717)264-6116

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD April 27, 1999

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

       Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 27, 1999, at 10:30 A.M. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

       1. ELECTION OF DIRECTORS. To elect the five nominees listed in the accompanying Proxy Statement for the term
             specified.

       2. AMENDMENT OF THE ARTICLES OF INCORPORATION. To consider and vote upon a proposal to amend the
Articles
             of Incorporation to increase the number of authorized
             shares of common stock from 5,000,000 shares to 15,000,000 shares.

       3. OTHER BUSINESS. To consider such other business as may
             properly be brought before the meeting and any adjournments thereof.

       Only those shareholders of record at the close of business on March 12, 1999, shall be entitled to notice of and to vote at the Annual Meeting.

       Please mark, date and sign the enclosed Proxy and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting and the luncheon to be held following the meeting. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

       A copy of the Annual Report of Franklin Financial Services
Corporation is enclosed.

                                        BY ORDER OF THE BOARD OF
DIRECTORS

                                        April E. ROSENBAUM
                                        Secretary

Enclosures
March 30, 1999

                                    PROXY STATEMENT

                         Dated and to be Mailed March 30, 1999

                        FRANKLIN FINANCIAL SERVICES CORPORATION

                                 20 South Main Street
                                      P. O. Box T
                              Chambersburg, PA 17201-0819

                            ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON April 27, 1999

                                   TABLE OF CONTENTS

GENERAL INFORMATION......................................  1
     Date, Time, and Place of Meeting....................  1
     Shareholders Entitled to Vote.......................  1
     Purpose of Meeting..................................  1
     Solicitation of Proxies.............................  1
     Revocability and Voting of Proxies..................  1
     Voting of Shares and Principal Holders Thereof......  2
     Shareholder Proposals...............................  3
     Recommendations of the Board of Directors...........  4

INFORMATION CONCERNING THE ELECTION OF DIRECTORS.........  4
     General Information.................................  4
     Information about Nominees and Continuing Directors. 5 Meetings and Committees of the Board of Directors... 8
     Compensation of Directors...........................  8
     Executive Officers..................................  8
     Executive Compensation and Related Matters..........  9
     Transactions with Directors and Executive Officers.. 14 Compliance with Section 16(a) of the Exchange Act... 14

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.......... 15
     General Information................................. 15
     Recommendation of the Board of Directors............ 16

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS......... 17

ADDITIONAL INFORMATION................................... 17

OTHER MATTERS............................................ 17

                                  GENERAL INFORMATION

Date, Time, and Place of Meeting

       The regular Annual Meeting of the shareholders of Franklin
Financial Services Corporation (hereinafter, "Franklin
Financial") will be held on Tuesday, April 27, 1999, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia
Avenue, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

       Shareholders of record at the close of business on March
12,
1999, are entitled to notice of and to vote at the meeting.

Purpose of Meeting

       Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting: (1) the election of five directors, (2) a proposal to amend the Articles of Incorporation of Franklin Financial for the purpose of increasing the number of authorized shares of common stock, and (3) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

       This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting and any adjournments thereof.

       The expense of soliciting proxies will be borne by Franklin
Financial. In addition to the use of the mails, directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

       Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly-owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

       The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to April E. Rosenbaum, Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting
<PAGE 1> in accordance with the instructions thereon of the
shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the five nominees identified in this Proxy Statement and FOR the proposal to amend the Articles of Incorporation. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, the shares represented by any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

       Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

       At the close of business on December 31, 1998, Franklin Financial had issued and outstanding 2,802,427 shares of common stock; there is no other class of stock outstanding. As of such date, 163,147 shares of Franklin Financial common stock were held by the Trust Department of F&M Trust as sole fiduciary (representing approximately 5.8% of such shares outstanding) and will be voted FOR the election of the five nominees identified in this Proxy Statement and FOR the proposal to amend the Articles of Incorporation.

       A majority of the outstanding common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes that all shareholders present in person or by proxy are entitled to cast at a meeting at which a quorum is present is required to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or by the Articles of Incorporation or Bylaws. In the case of the election of directors, the five candidates receiving the highest number of votes shall be elected directors of Franklin Financial; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election. In the case of the proposal to amend the Articles of Incorporation, the affirmative vote of a majority of the shares entitled to vote is required for approval;

<PAGE 2> accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal.

       To the knowledge of Franklin Financial, no person owned of record or beneficially on December 31, 1998 more than five percent (5%) of the outstanding common stock of Franklin
Financial, except as set forth in the table which follows.

                                            Amount and
                                             Nature of
                                            Beneficial
                        Name and             Ownership
  Title of             Address of              as of     Percent
   Class            Beneficial Owner          12/31/98   of Class

Common Stock,  Farmers and Merchants Trust   163,147
$1.00 par        Company of Chambersburg     shares(1)     5.8%
value per        Trust Company
share          Trust Department
               20 South Main Street
               Chambersburg, PA 17201-0819

                                       Footnote

1. Shares are held on behalf of various trusts, estates and other accounts, with respect to which F&M Trust acts as sole
       fiduciary.


Shareholder Proposals

       Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter the "SEC"), shareholder proposals intended to be presented at the 2000 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial no later than December 10, 1999, in order to be included in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 2000 Annual Meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 is not required to be included in Franklin Financial's proxy statement and proxy form, but may be presented at the 2000 Annual Meeting if the proposal is received by Franklin Financial not later than February 15, 2000; provided, however, that the Chairman of the Annual Meeting may in his discretion rule any such proposal out of order for the reason that the inability of the shareholders to express an opinion through the proxy solicitation process would render any vote on the matter meaningless as an expression of shareholder sentiment. All shareholder proposals should be sent to: Franklin Financial Services Corporation, Attention: Corporate Secretary, 20 South Main Street, P.O. Box T, Chambersburg, Pennsylvania 17201-0819.
  <PAGE 3>
Recommendations of the Board of Directors

       The Board of Directors recommends that the shareholders vote
FOR the election of the five nominees identified in this Proxy
Statement and FOR the proposal to amend the Articles of Incorporation.


                   INFORMATION CONCERNING THE ELECTION OF
DIRECTORS

General Information

       The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

       A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting at which directors in his class are elected.

       The Board of Directors has determined that the Board shall consist of 13 directors. There are five directors whose terms of office will expire at the 1999 Annual Meeting and eight continuing directors whose terms of office will expire at the 2000 or 2001 Annual Meeting. The Board of Directors proposes to nominate the following five persons for election to the Board of Directors for the term specified below:

                                        CLASS A
                                     For a Term of
                                      Three Years

       G. Warren Elliott                 William E. Snell, Jr.


       Dennis W. Good, Jr.               Martha B. Walker

                       Robert G. Zullinger

       In the event that any of the foregoing nominees is unable to accept nomination or election, the shares represented by any proxy given pursuant to this solicitation will be voted in favor
<PAGE 4> of such other persons as the management of Franklin
Financial may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

       Section 3.5 of Article III of the Bylaws of Franklin Financial requires that nominations, other than those made by or on behalf of the existing management of Franklin Financial, must be made in writing and must be delivered or mailed to the Corporate Secretary of Franklin Financial no later than the 30th business day prior to the date of the Annual Meeting. The Chairman of the meeting must determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors

       Information concerning the five persons to be nominated for election to the Board of Directors of Franklin Financial at the 1999 Annual Meeting and concerning the eight continuing directors is set forth in the table which follows. The table also includes information concerning shares of Franklin Financial common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group.
  <PAGE 5>


            Shares of Stock

              of Franklin

               Financial
                                     Business Experience,
             Beneficially
                                     Including Principal
             Owned and Per-
                                      Occupation for the
            centage of Total
                                       Past 5 Years, and
Director   Outstanding Stock
        Name and Age                Other Directorships(1
Since(2)   as of 12/31/98(3)
CLASS A - Nominees

G. Warren Elliott       (44)   Franklin County Comissioner;
  1994       1,005      *
                               Regional Representative, General
                               Code Publishers (legal
                               publisher)

Dennis W. Good, Jr.     (63)   Partner, McGuire, Woods,
  1988      36,801     1.31%
                               Battle & Boothe, LLP (law firm)

William E. Snell, Jr.   (50)   President and Chief Executive
  1995      20,663      *
                               Officer, Franklin Financial and
                               F&M Trust; formerly President
                               and Chief Executive Officer,
                               Commonwealth Bank, and President
                               and Chief Operating Officer,
                               Commonwealth Bancshares
                               Corporation (1990-1995)

Martha B. Walker        (52)   Partner, Walker, Van Horn &
  1979       9,416*
                               Horn & MacBride, a Division of
                               Barley, Snyder, Senft & Cohen,
                               LLC (law firm)

Robert G. Zullinger     (66)   Vice Chairman, Franklin Financial
  1981      34,756     1.24%
                               and F&M Trust; formerly President
                               and Chief Executive Officer,
                               Franklin Financial and F&M Trust
                               (1981-1996)

CLASS B - Continuing Directors
(Term expires 2001)

Charles S. Bender, II   (54)   Executive Vice President,
  1981     60,907      2.17%
                               Franklin Financial and F&M Trust

Omer L. Eshleman        (65)   Retired -- formerly President and
  1992     18,553       *
                               Chief Executive Officer, Mont
                               Alto State Bank

Jeryl C. Miller         (58)   Vice President and Secretary,
  1983     13,885       *
                               Charles W. Karper, Inc. (trucking
                               industry)

Stephen E. Patterson    (54)   Shareholder, Patterson, Kiersz &
  1998        800       *
                               Ganley, PC (law firm)

CLASS C - Continuing Directors
(Term expires 2000)

Jay L. Benedict, Jr.    (69)   Attorney -- formerly partner,
  1969     18,293       *
                               Benedict & Gabler (law firm);
                               Chairman of the Board of Franklin
                               Financial and F&M Trust  <PAGE 6>

Donald A. Fry           (49)   President, Cumberland Valley
  1998        750       *
                               Rental (uniform rental)

H. Huber McCleary       (60)   President, McCleary Oil Co.
  1990     32,475      1.16%
                               (service station operator and
                               fuel oil distributor)

Charles M. Sioberg      (58)   Vice President, Martin & Martin,
  1982      4,509       *
                               Inc. (engineers)

All directors and
          312,686(4)  11.16%

executive officers as
a group (16 persons)

                                       FOOTNOTES

* The number of shares shown represents less than one percent of the total number of shares of common stock outstanding.

1. No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic
       reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

2. Reflects service as a director of Franklin Financial and service as a director of F&M Trust, predecessor of
Franklin
       Financial.

3. Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with Securities and Exchange Commission Rule 13d-3d(1) which provides that a person shall be deemed to own any stock with
       respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or
       (ii) investment power, which includes the power to dispose or to direct the disposition of the stock.

4. Each director and executive officer has sole voting and investment power with respect to the shares shown above, except that voting and investment power with respect to a total of 37,332 shares is shared with spouses, children or other family members. The shares shown above include a total of 85,639 shares which are held by spouses, children or other family members or by trusts or estates with respect
       to which a director or executive officer serves as trustee or executor and shares subject to a power of attorney in favor of a director or executive officer, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 48,273 shares of unvested restricted stock issued under the Long-Term Incentive Plan of 1990 and a total of 1,933 shares issuable under the Employee Stock Purchase Plan. <PAGE 7>

Meetings and Committees of the Board of Directors

       The Board of Directors of Franklin Financial has a standing
Audit Committee and a standing Incentive Compensation Committee, but does not have a standing Nominating Committee.

       Members of the Audit Committee during 1998 were Jeryl C. Miller, Chairman, and Messrs. Eshleman, Good, Sioberg and Zullinger. Mr. Benedict is an ex-officio member of the Audit Committee. The Audit Committee met four times during the past year. The Audit Committee is responsible for overseeing the internal accounting and auditing methods and procedures of Franklin Financial and its subsidiaries and for recommending annually to the Board of Directors the engagement of an independent public accounting firm to examine the consolidated financial statements of Franklin Financial.

       Members of the Incentive Compensation Committee during
1998
were Jay L. Benedict, Chairman, and Messrs. Elliott, Good, Miller and Patterson. The Incentive Compensation Committee met three times during the past year. The Incentive Compensation Committee currently administers the Long-Term Incentive Plan of 1990 and the Employee Stock Purchase Plan and, in conjunction with the Personnel Committee of the Board of Directors of F&M Trust, oversees the administration of Franklin Financial's compensation policies and employee benefits plans.

       The Board of Directors of Franklin Financial met nine times during 1998. All incumbent directors attended at least 75 percent of the meetings of the Board of Directors and the committees on which they served.

Compensation of Directors

       Directors of Franklin Financial who are not salaried officers of Franklin Financial or one of its subsidiaries are paid an annual retainer of $3,600 and receive a fee of $150 for each committee meeting attended.

Executive Officers

       The following persons are the executive officers of Franklin
Financial:


        Name            Age                        Office Held

William E. Snell, Jr.    50             President and Chief
Executive
                                        Officer of Franklin
Financial and
                                        F&M Trust since 1996;
President of
                                        Franklin Financial and
F&M Trust
                                        since 1995
  <PAGE 8>
Charles S. Bender, II    54             Executive Vice President
of
                                        Franklin Financial since
1983 and
                                        of F&M Trust since 1981

Frank S. Elliott         57             Senior Vice President of
Franklin
                                        Financial and F&M Trust
since 1988

Elaine G. Meyers         51             Treasurer and Chief
Financial
                                        Officer of Franklin
Financial and
                                        Senior Vice
President/Finance of
                                        F&M Trust since 1988

Kenneth D. Sauders       54             Investment and
Asset/Liability
                                        Manager of Franklin
Financial since
                                        1997 and Senior Vice
President of
                                        F&M Trust since 1995

Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

       The following table provides certain summary information concerning compensation paid or accrued by Franklin Financial and F&M Trust to William E. Snell, Jr., the Chief Executive Officer of Franklin Financial, and to each of the other most highly compensated executive officers of Franklin Financial whose combined 1998 salary and bonus compensation exceeded $100,000.


                              SUMMARY COMPENSATION TABLE


Long Term Compensation

------------------------------
                                   Annual Compensation
 Awards           Payouts
                                ---------------------------
--------------------   -------
         (a)              (b)      (c)       (d)      (e)
(f)        (g)        (h)        (i)

        Secur-

        ities
                                                     Other
        Under-                 All
                                                     Annual
Restrict-    lying      LTIP       Other
                                                    Compen-    ed
Stock   Options/    Pay-      Compen-
       Name and                  Salary     Bonus    sation
Awards(1)     Sars     outs(2)   sation(3)
  Principal Position     Year      ($)       ($)      ($)
($)         (#)       ($)        ($)
----------------------   ----   --------   ------   -------
---------   --------   -------   ---------
William E. Snell, Jr.,   1998   $160,000   $9,600     None
None        None       None      $8,114
President and Chief
Executive Officer        1997   $160,000    None      None
None        None       None      $5,198

                         1996   $154,615    None      None
None        None       None      $3,283

Charles S. Bender, II    1998   $114,450   $6,867     None
None        None       None      $7,014
Executive Vice
President                1997   $114,450    None      None
None        None       None      $4,258

                         1996   $114,450    None    $16,366
None        None       None      $4,648

                                       Footnotes
  <PAGE 9>
1. No restricted stock awards were granted in 1998. Messrs. Snell and Bender held 10,987 and 15,714 shares, respectively, of previously issued restricted stock with an
       aggregate value of $324,117 and $463,563, respectively, as of December 31, 1998. Dividends are paid on those shares if
       and to the extent paid on Franklin Financial common stock generally.

2. Consists of the dollar value of shares of previously issued restricted stock and restricted cash awards which vested during the year indicated. No such shares or cash awards vested in 1998.

3. Consists exclusively of matching contribution and short-term incentive plan additional contribution to Section 401(k)
       Profit Sharing Plan.

Defined Benefit Pension Plan

             The defined benefit pension plan maintained by F&M Trust (the "Plan") was amended on November 14, 1997, effective January 1, 1998, to reduce future benefit accruals under the Plan's benefit formula. The following table shows, for the salary levels and years of service indicated, the annual pension benefit, before a Social Security offset of 0.6 percent (0.6%) of covered compensation for each year of service to a maximum of 35 years (but without reflecting the maximum pension benefit limitations established under Section 415 of the Internal Revenue
Code), payable under the Plan commencing at age 65 under the pension benefit formula effective January 1, 1998 (and assuming all years of service are earned after January 1, 1998):

                                  PENSION PLAN TABLE



                             YEARS OF SERVICE
 Covered
 Remun-
 eration     5      10      15      20      25      30      35

$ 50,000   3,750   7,500  11,250  15,000  18,750  22,500  26,250
$ 75,000   5,625  11,250  16,875  22,500  28,125  33,750  39,375
$100,000   7,500  15,000  22,500  30,000  37,500  45,000  52,500
$125,000   9,375  18,750  28,125  37,500  46,875  56,250  65,625
$150,000  11,250  22,500  33,750  45,000  56,250  67,500  78,750
$160,000  12,000  24,000  36,000  48,000  60,000  72,000  84,000
and Over

             A participant's remuneration covered by the Plan is the average of the highest five consecutive year's compensation (salary and bonus as reported in the Summary Compensation Table appearing above) in the ten years preceding normal retirement. Current compensation covered by the plan for the year ended December 31, 1998 for Messrs. Snell and Bender was $155,455 and
<PAGE 10> $120,825, respectively.  As of December 31, 1998,
Messrs. Snell and Bender were credited with 3.67 and 23.92 years of service, respectively, for benefit accrual purposes under the Plan. The normal retirement benefit under the Plan is a single-life annuity equal to the sum of the following:

(i) 1.15 percent (1.15%) of the average of the highest five
             consecutive years' compensation in the 10 years preceding normal retirement, multiplied by a participant's number of years of service from the date
             of employment to December 31, 1997, plus

(ii) 0.90 percent (0.90%) of the such compensation multiplied by a participant's number of years of service from January 1, 1998, through the date of retirement, plus

(iii) 0.60 percent (0.60%) of such compensation in excess of
             Social Security covered compensation (the taxable wage
             base averaged over the 35 year period ending with the
             last day of the calendar year in which the participant
             attains Social Security retirement age), multiplied by
             a participant's total number of years of service (up to
             a maximum of 35 years) from the date of employment to
             the retirement date.

       This benefit is limited by the maximum benefit as specified under Section 415 of the Internal Revenue Code of 1986, as amended.

Compensation Committee Report on Executive Compensation

       The Incentive Compensation Committee of the Board of
Directors of Franklin Financial (the "Committee") administers the executive compensation programs of Franklin Financial and its subsidiaries. The Committee consists of five independent directors.

                            Executive Compensation Policies

       Executive compensation at Franklin Financial consists of two components: base salary and incentive programs. The Committee has established an executive compensation policy to assist it in administering these two components of executive compensation.

       The Franklin Financial's executive compensation policy is designed to provide its executives with a total compensation package that is fair in light of competitive compensation practices, that attracts and retains qualified executives, that places a portion of total pay at risk (to be earned through the achievement of performance goals), and that helps to align management's interests with those of shareholders. Fair pay is defined as pay levels that are at or approach the median of competitive compensation practices.
  <PAGE 11>
       Competitive compensation practices are determined from time to time, as follows. The Committee uses data from banking industry compensation surveys to determine median pay practices for similar positions at comparably sized organizations. Compensation disclosures made by a peer group of comparably sized Pennsylvania banks are also used to determine competitive pay practices at the top management level. This group of Pennsylvania banking organizations bears no direct relationship to those companies represented in the Media General Regional Northeast Bank Index appearing in the stock performance graph set forth elsewhere in this Proxy Statement because the companies represented in this Index are too numerous and because some are too small and others too large for appropriate and meaningful compensation comparisons. Additionally, the Committee's understanding of competitive salary increases is used in estimating competitive pay levels.

       The Committee uses incentive programs to link total executive compensation to the performance of Franklin Financial.
These programs provide executives with an opportunity to earn a combination of cash and stock awards contingent upon the achievement of corporate earnings objectives.

                 Relationship of Performance to Executive
Compensation

       The Committee employs a short-term incentive plan to link senior officer compensation to the success in meeting annual goals based upon the net income of the corporation. The 1998 plan included a range of net income targets and within that range of targets, senior officer incentive payouts could range from 1% to 6% of annual salary, with an additional 401(k) Profit Sharing Plan contribution ranging from 1/2% to 2% of salary (up to applicable limitations under the Internal Revenue Code).
Messrs. Snell and Bender participated in this program for the first time in 1998. As a result of the corporation achieving net income of $4.805 million in 1998, Messrs. Snell and Bender were awarded cash bonuses of $9,600 and $6,867 respectively, and additional 401(k) Profit Sharing Plan contributions of $3,200 and $2,338, respectively under the short-term incentive plan.

       The Committee administers a long-term incentive plan for members of senior management, which includes Messrs. Snell and Bender. Other senior officers also participate in this plan. Under the plan, participants receive awards of restricted stock and cash, which awards are subject to accelerated vesting if Franklin Financial meets or exceeds certain five year annual net income performance goals established at the time of grant of the award. To the extent not previously vested, the restricted stock portion of the award will vest in full upon the expiration of 10 years from the date of grant. The cash portion of an award, to the extent not vested after the expiration of five years, is forfeited.

       Achievement of any one year's earnings objective results in the vesting of a portion of the restricted stock award and a
<PAGE 12> distribution of a portion of the cash award.  Failure to meet the earnings objective in a given year results in the permanent forfeiture of that year's portion of the cash award. Furthermore, failure to meet the annual earnings objective means that no restricted shares vest that year. After the expiration of ten years from the date of the award, however, all unvested shares of restricted stock will vest, provided that the participant remains an employee of Franklin Financial or one of its subsidiaries.

       In 1998, Franklin Financial had net income of $4.805 million. This resulted in basic earnings per share of $1.76, return on assets of 1.29%, and return on equity of 12.58%.

This level of earnings did not meet the annual earnings objective for 1998 established under the long-term incentive plan.
Accordingly, no cash awards were distributed and no accelerated vesting of restricted shares occurred.

                   1998 Compensation of the Chief Executive
Officer

       The Committee at its December 1997 meeting discussed its compensation policy as summarized above and competitive pay practices, balanced with Franklin Financial's strategic initiative to control overhead expenses. After considering several alternatives, the Committee determined that the base salary of each member of senior management would remain unchanged for 1998. Therefore, Mr. Snell's base salary remained at $160,000 throughout 1998.

                 Compliance with Internal Revenue Code Section
162(m)

       Section 162(m) of the Internal Revenue Code, enacted in 1993, brought about a limitation on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain senior officers of publicly held companies. Qualifying performance-based compensation is not subject to this limitation if certain conditions are met. The Committee does not foresee current compensation arrangements exceeding this level. Accordingly, the Committee has no plans to modify the compensation policies of Franklin Financial in response to the provisions of Section 162(m) of the Code. The Committee will evaluate this matter on an ongoing basis.

             The foregoing report is furnished by Jay L.
             Benedict, Chairman of the Incentive
             Compensation Committee, and Messrs. Elliott,
             Good, Miller and Patterson, who served as members of the Incentive Compensation
             Committee during 1998.

                                   Performance Graph

       The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a stock performance graph comparing its five-year cumulative total return

<PAGE 13> to shareholders with the returns generated by an
industry-specific index (or peer group index) and with the return generated by a broad market index.

       The following graph compares the cumulative total return to shareholders of Franklin Financial with the Media General Market Weighted NASDAQ Index (a broad market index prepared by Media General Financial Services) and with the Media General Regional Northeast Bank Index (an industry index also prepared by Media General Financial Services) for the five year period ended December 31, 1998, in each case assuming an initial investment of $100 on December 31, 1993 and the reinvestment of all dividends.

            December 31   December 31   December 31   December 31
 December 31   December 31
               1993           1994          1995          1996
     1997          1998
Franklin
Financial      $100         $117.35       $149.36       $185.82
   $304.80       $287.51
NASDAQ
Index          $100         $104.99       $136.18       $169.23
   $207.00       $291.96
Regional
Northeast
Bank Index     $100         $ 96.47       $146.66       $195.10
   $336.51       $351.27

Transactions with Directors and Executive Officers

       Some of the directors and executive officers of Franklin Financial and F&M Trust and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 1998. All loans and commitments to loan made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future.

       Martha B. Walker, a member of the Boards of Directors of Franklin Financial and F&M Trust, is a partner in the law firm of Barley, Snyder, Senft & Cohen (hereafter, "BSS&C"). BSS&C has provided legal services to Franklin Financial and F&M Trust for many years and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act

       Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting <PAGE 14> requirements, Franklin Financial believes that during the calendar year ended December 31, 1998, all filing requirements applicable to its directors and officers were complied with, except that one report with respect to the sale of 100 shares held in an IRA account maintained by her spouse was inadvertently filed late by Mrs. Walker and one report with respect to the purchase of 150 shares by a trust in which he has an interest was inadvertently filed late by Mr. Fry.


                    PROPOSAL TO AMEND THE ARTICLES OF
INCORPORATION

General Information

       The Articles of Incorporation of Franklin Financial as presently in effect provide that the authorized capital of Franklin Financial consists exclusively of 10,000,000 shares, divided into 5,000,000 shares of $1.00 par value common stock and 5,000,000 shares of stock without par value. As of December 31, 1998, there were 2,802,427 shares of common stock issued and outstanding, which shares were held by approximately 1,930 owners of record. No shares of stock without par value have been issued. Under the Articles of Incorporation, the Board of Directors has authority to issue shares without par value as a class without series or in one or more series, to designate such stock as common stock or preferred stock, and to determine the voting rights (which may be full, limited, multiple, fractional or withheld altogether), designations, preferences, qualifications, limitations, restrictions, privileges, options, redemption rights, conversion rights and other special or relative rights of any class or series thereof.

       On January 14, 1999, the Board of Directors adopted a proposal to amend Article 5 of the Articles of Incorporation of Franklin Financial for the purpose of increasing the number of authorized shares of common stock from 5,000,000 shares to 15,000,000 shares. The proposal would not affect the number of authorized shares of stock without par value. The Board of Directors believes that it is desirable to have additional authorized shares of common stock available for issuance for purposes of raising additional capital, for use in connection with acquisitions, stock dividends, stock splits, and incentive compensation and other employee benefit plans and for other general corporate purposes. Having additional authorized shares of common stock available for issuance in the future would provide Franklin Financial with greater flexibility in pursuing such corporate purposes and would allow additional shares to be issued without the expense and delay associated with the need under certain circumstances to call a special meeting of the shareholders for purposes of approving an amendment to the Articles of Incorporation. Franklin Financial has no present plan or intention to issue any additional shares of common stock, except as required or permitted in connection with the purchase of original issue shares by shareholders who are participants in the Dividend Reinvestment Plan. <PAGE 15>

       The additional shares of Franklin Financial common stock for which authorization is sought would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. The Board of Directors will not seek shareholder approval to issue additional authorized shares of common stock, except to the extent that such approval may be required by law, and such shares may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors may determine. Although the Board of Directors presently intends to use the additional authorized shares of common stock exclusively for the purposes described above, such shares could be used to dilute the stock ownership of persons seeking to obtain control of Franklin Financial, thereby possibly discouraging or deterring a non-negotiated attempt to obtain control of Franklin Financial and making the removal of incumbent management more difficult. The holders of Franklin Financial common stock do not have preemptive rights in connection with the issuance of additional shares of common stock.

       The proposed amendment will amend and restate in its entirety the first sentence of Article 9 of the Articles of Incorporation, to read as follows:

       The aggregate number of shares which the corporation shall have authority to issue is 20,000,000 shares, divided into 15,000,000 shares of common stock of one and 00/100 Dollar ($1.00) par value per share and 5,000,000 shares of stock without par value.

       If approved by the shareholders, the proposed amendment will become effective upon the filing of Articles of Amendment with the Secretary of State of the Commonwealth of Pennsylvania. Pursuant to Article 9 of the Articles of Incorporation of Franklin Financial, the affirmative vote of a majority of the shares entitled to vote is required in order to approve the proposed amendment.

Recommendation of the Board of Directors

       The Board of Directors believes that its proposal to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of common stock is in the best interests of Franklin Financial and its shareholders and recommends that the proposal be approved by the shareholders. Accordingly, the following resolutions will be presented to the shareholders at the 1999 Annual Meeting:

             RESOLVED, that the proposal of the Board of Directors to amend the Articles of Incorporation of the corporation for the purpose of increasing the number of authorized shares of common stock from 5,000,000 shares to 15,000,000 shares be and is hereby approved and adopted by the shareholders of the corporation; and
  <PAGE 16>
             RESOLVED FURTHER, that the officers and directors of the corporation be and are hereby authorized and empowered on behalf of the corporation to execute and file Articles of Amendment and to take all such other actions as they may determine in their discretion to be necessary or appropriate in order to effect the foregoing amendment of the Articles of Incorporation.


                   RELATIONSHIP WITH INDEPENDENT PUBLIC
ACCOUNTANTS

       For the year ended December 31, 1998, Franklin Financial engaged Arthur Andersen LLP, independent certified public accountants, to examine its consolidated financial statements. It is anticipated that Arthur Andersen LLP will be similarly engaged for the year 1999. Representatives of Arthur Andersen LLP are expected to be present at the 1999 Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.


                                ADDITIONAL INFORMATION

       A copy of the Annual Report of Franklin Financial on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to William E. Snell, Jr., President and Chief Executive Officer, Franklin Financial Services Corporation, 20 South Main Street, P.O. Box T, Chambersburg, Pennsylvania 17201-0819.


                                     OTHER MATTERS

       The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 1999 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

                                        BY ORDER OF THE BOARD OF
DIRECTORS



                                        April E. Rosenbaum
                                        Secretary

Chambersburg, Pennsylvania
March 30, 1999

                                       APPENDIX

                                         PROXY

                        FRANKLIN FINANCIAL SERVICES CORPORATION
               ANNUAL MEETING OF SHAREHOLDERS TO BE HELD April
27, 1999
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

       The undersigned hereby appoints April E. Rosenbaum and Mark R. Hollar, and each or either of them, as proxies, with full power of substitution, to vote as directed below all of the shares of Franklin Financial Services Corporation common stock held of record on March 12, 1999 by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan at the Annual Meeting of Shareholders to be held on Tuesday, April 27, 1999, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, and at any adjournment thereof, as follows:

1.  ELECTION OF FIVE DIRECTORS FOR A TERM OF THREE YEARS


[ ]    FOR all nominees listed     [ ]   WITHHOLD AUTHORITY to
vote
       below*                            for all nominees listed

                                         below

           G. Warren Elliott    William E. Snell, Jr.    Dennis
W. Good, Jr.

                       Martha B. Walker     Robert G. Zullinger


                    *INSTRUCTION:       If you wish to withhold
authority
                                        to vote for any
individual nominee,
                                        strike a line through the
nominee's
                                        name.


2.  PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

                      [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN


                              (continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR THE
PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.

This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Franklin Financial Services Corporation.


Dated:_______________________, 1999



___________________________________
                                                     Signature


___________________________________
                                                     Signature

                                        IMPORTANT:  Please sign
exactly as
                                        your name or names appear
hereon.
                                        Joint owners should each
sign.  If
                                        you sign as agent or in
any other
                                        representative capacity,
please
                                        state the capacity in
which you
                                        sign.

  <PAGE 19>